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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): March 15, 2002


                           ALPHA INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-5560                 04-2302115
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
 of Incorporation)                 File Number)          Identification No.)


    20 Sylvan Road, Woburn, MA                                  01801
 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code:  (781) 935-5150



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 Item 5.    Other Events.

      On March 15, 2002, Alpha Industries (Nasdaq: AHAA) announced that it has signed a definitive agreement to acquire all of the outstanding shares of capital stock of Aimta, Inc., a developer of Low Temperature Co-Fired Ceramics
(LTCC) for wireless handsets. Under the terms of the agreement, Alpha will acquire Fremont, Calif.-based Aimta for $7 million in cash. The transaction will be accounted for under the purchase method of accounting. A copy of the Press Release dated March 15, 2002 concerning the agreement is included herein as
Exhibit 99.1.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (a)  Financial Statements of Businesses Acquired.

      Not applicable.

 (b)  Pro Forma Financial Information.

      Not applicable.

 (c)  Exhibits.

 Exhibit
 Number         Description
 --------       -----------

 99.1            Press Release dated March 15, 2002


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALPHA INDUSTRIES, INC.


Date:  March 15, 2002                         By: /s/ Paul E. Vincent
                                                 ---------------------------
                                              Paul E. Vincent
                                              Chief Financial Officer, Vice
                                              President, Treasurer and Secretary


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                               EXHIBIT INDEX

 Exhibit
 Number         Description
 -------        -----------

 99.1            Press Release dated March 15, 2002